Exhibit 99.1

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OF THAT JURISDICTION

For immediate release

24 January 2025

RECOMMENDED ALL-SHARE COMBINATION

of

DS SMITH PLC

and

INTERNATIONAL PAPER COMPANY

(to be implemented by way of a scheme of arrangement under Part 26)

UPDATE ON CONDITIONS AND TIMETABLE

On 16 April 2024, the boards of International Paper Company (“International Paper”) and DS Smith Plc (“DS Smith”) announced that they had reached agreement on the terms of a recommended all-share combination of DS Smith with International Paper (the “Combination”), to be implemented by way of a Court-sanctioned scheme of arrangement under Part 26 of the Companies Act 2006 (the “Scheme”). The scheme document in connection with the Scheme was published and sent by DS Smith to DS Smith Shareholders on 11 September 2024 (the “Scheme Document”). As announced by DS Smith on 7 October 2024, the Scheme was approved by the requisite majority of DS Smith Shareholders on 7 October 2024.

Subject to the Scheme becoming effective, DS Smith shareholders shall receive New International Paper Shares which will rank pari passu in all respects with International Paper Shares that are in issue at the Scheme Record Time (being 6.00 p.m. GMT on 31 January 2025), including the right to receive and retain, in full, dividends and other distributions declared, made or paid by International Paper after the Effective Date.

Terms used but not defined in this announcement have the same meanings as in the Scheme Document.

Update on Conditions

International Paper is pleased to announce that the European Commission issued its Phase I clearance of the Combination on 24 January 2025. The clearance is conditional on International Paper entering into commitments to divest its plants located in Mortagne, Saint-Amand, and Cabourg (France), Ovar (Portugal) and Bilbao (Spain). Completion of the divestment is not a condition to the completion of the Combination. Accordingly, the Condition set out in paragraph 3(a) of Part Three of the Scheme Document has been satisfied and the clearances have been received or deemed received or the applicable waiting periods have expired in respect of all of the Conditions relating to antitrust and regulatory approvals as set out in paragraphs 3(a) to (e) of Part Three of the Scheme Document.

Andrew Silvernail, of International Paper, commented:

“While we would have preferred to keep the selected locations as part of our portfolio, these are attractive sites and we are confident we will find a suitable buyer. We are very pleased to have reached this important milestone in our acquisition of DS Smith. This combination will create a global leader in sustainable packaging solutions, focused on the attractive and growing North American and EMEA regions.”

Next Steps and Expected Timetable

The Combination remains subject to the Court sanctioning the Scheme at the Court Hearing, the delivery of the Court Order to the Registrar of Companies and the satisfaction or (if capable of waiver) the waiver of the remaining Conditions to the Scheme (as set out in the Scheme Document).

The expected timetable of principal events for the implementation of the Scheme is set out below. In particular, please note that the Court Hearing has been scheduled to take place on 30 January 2025 and that the Scheme is expected to become effective on 31 January 2025.

These dates and times are indicative only and are subject to change. If any of the dates and/or times in this expected timetable change, the revised dates and/or times will be notified to DS Smith Shareholders through a Regulatory Information Service, with such announcement being made available on DS Smith’s website at www.dssmith.com/possible-offer.

Event	Time and/or date[1]

Court Hearing (to sanction the Scheme)	30 January 2025

Last day of dealings in, and for registration of transfers of, and disablement in CREST of, DS Smith Shares	31 January 2025

Scheme Record Time	6.00 p.m. on 31 January 2025

Effective Date of the Scheme	31 January 2025[2]

Suspension of listing of, and dealings in, DS Smith Shares	7.30 a.m. on 3 February 2025

Issue of New International Paper Shares	after 5.00 p.m. (New York time) on 3 February 2025

Cancellation of listing of DS Smith Shares	by 8.00 a.m. on 4 February 2025

Admission of, and commencement of dealings in, New International Paper Shares on the London Stock Exchange	by 8.00 a.m. on 4 February 2025

Admission of, and commencement of dealings in, New International Paper Shares on the New York Stock Exchange	by 9.30 a.m. (New York time) on 4 February 2025

New International Paper Shares are credited to CREST accounts of DS Smith Shareholders (in respect of Scheme Shares held in uncertificated form only)	on or as soon as possible after 9.30 a.m.(New York time) on 4 February 2025 but not later than 14 calendar days after the Effective Date

New depositary interests issued by the DI Custodian (in respect of International Paper Shares held by former uncertificated DS Smith Shareholders through CREST)	on or as soon as possible after 9.30 a.m.(New York time) on 4 February 2025 but not later than 14 calendar days after the Effective Date

New International Paper Shares registered through DRS (in respect of Scheme Shares held in certificated form only)	on or as soon as possible after 9.30 a.m.(New York time) on 4 February 2025 but not later than 14 calendar days after the Effective Date

Bidco re-registers DS Smith as a private limited company and implements the Solvency Statement Capital Reduction	4 February 2025 or as soon as possible thereafter

Despatch of statements of entitlement to New International Paper Shares held through DRS (in respect of Scheme Shares held in certificated form only)	within 14 calendar days after the Effective Date

Despatch of cheques and/or crediting of CREST accounts of Scheme Shareholders with any cash due in relation to the sale of fractional entitlements	within 14 calendar days after the Effective Date

Long Stop Date	16 October 2025[3]

[1]

The dates and times are indicative only and are based on current expectations and may be subject to change and will depend on, among other things, the date on which the Conditions to the Scheme are satisfied or, if capable of waiver, waived, and the date on which the Court sanctions the Scheme. References to times are to London, United Kingdom time unless otherwise stated. If any of the times and/or dates above change, the revised times and/or dates will be notified to DS Smith Shareholders by announcement through a Regulatory Information Service.

[2]

The Scheme shall become effective as soon as a copy of the Court Order has been delivered to the Registrar of Companies. This is expected to occur following the Scheme Record Time and prior to the suspension of trading in DS Smith Shares. The events which are stated as occurring on subsequent dates are conditional on the Effective Date and operate by reference to that date.

[3]	This is the latest date by which the Scheme may become effective unless International Paper and DS Smith agree (and the Panel and, if required, the Court permit) a later date.

About International Paper

International Paper (NYSE: IP) is a global producer of sustainable packaging, pulp and other fiber-based products, and one of the world’s largest recyclers. Headquartered in Memphis, Tenn., we employ approximately 39,000 colleagues globally who are committed to creating what’s next. We serve customers worldwide, with manufacturing operations in North America, Europe, Latin America and North Africa. Net sales for 2023 were $18.9 billion. Additional information can be found by visiting internationalpaper.com.

Enquiries:

International Paper	+1 901 419 1731

Jose Maria Rodriguez Meis

Amy Simpson	+1 901 419 4964

BofA Securities (Sole financial adviser to International Paper)	+44 20 7628 1000

Luca Ferrari

Geoff Iles

Antonia Rowan

Tom Brown

DS Smith

Hugo Fisher, Group Investor Relations Director	+44 (0) 20 7756 1800

Goldman Sachs International (Financial adviser to DS Smith)	+44 (0) 20 7774 1000

Anthony Gutman

Nick Harper

Warren Stables

Citi (Financial adviser and corporate broker to DS Smith)	+44 (0) 20 7986 4000

Andrew Seaton

Christopher Wren

J.P Morgan Cazenove (Financial adviser and corporate broker to DS Smith)	+44 (0) 20 7742 4000

Charlie Jacobs Richard Walsh Jonty Edwards

Brunswick Group (PR adviser to DS Smith)	+44 (0) 20 7404 5959

Simon Sporborg Dan Roberts

All times shown are London times unless otherwise stated. All dates and times are based on DS Smith and International Paper’s current expectations and are subject to change. If any of the dates and/or times in this expected timetable change, the revised dates and/or times will be notified to DS Smith Shareholders by announcement through a Regulatory Information Service, with such announcement being made available on International Paper and DS Smith’s websites www.internationalpaper.com and www.dssmith.com, respectively.

Skadden, Arps, Slate, Meagher & Flom LLP is acting as legal adviser to International Paper in connection with the Combination.

Slaughter and May is acting as legal adviser to DS Smith in connection with the Combination. Sullivan & Cromwell LLP is acting as US legal adviser to DS Smith in connection with the Combination.

Important notices relating to financial advisers

Merrill Lynch International (“BofA Securities”), which is authorised by the Prudential Regulation Authority (“PRA”) and regulated by the Financial Conduct Authority (“FCA”) and the PRA in the United Kingdom, is acting exclusively for International Paper and for no one else in connection with the matters referred to in this announcement and will not be responsible to anyone other than International Paper for providing the protections afforded to its clients or for providing advice in relation to the matters referred to in this announcement. Neither BofA Securities, nor any of its affiliates, owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of BofA Securities in connection with this announcement, any statement contained herein or otherwise.

Citigroup Global Markets Limited (“Citi”), which is authorised by the PRA and regulated in the United Kingdom by the FCA and the PRA, is acting exclusively for DS Smith and for no one else in connection with the matters described in this announcement and will not be responsible to anyone other than DS Smith for providing the protections afforded to clients of Citi nor for providing advice in connection with the matters referred to in this announcement. Neither Citi nor any of its affiliates, directors or employees owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, consequential, whether in contract, in tort, in delict, under statute or otherwise) to any person who is not a client of Citi in connection with this announcement, any statement contained herein or otherwise.

J.P. Morgan Securities plc (which conducts its UK investment banking business as J.P. Morgan Cazenove) (“J.P. Morgan Cazenove”) which is authorised in the United Kingdom by the PRA and regulated in the United Kingdom by the PRA and the FCA, is acting as financial adviser exclusively for DS Smith and no one else in connection with the matters set out in this announcement and will not regard any other person as its client in relation to the matters set out in this announcement and will not be responsible to anyone other than DS Smith for providing the protections afforded to clients of J.P. Morgan Cazenove or its affiliates, nor for providing advice in relation to the matters set out in this announcement or any other matter or arrangement referred to herein.

In accordance with the Code, normal United Kingdom market practice and Rule 14e-5(b) of the US Exchange Act, BofA Securities and its affiliates will continue to act as exempt principal trader in DS Smith securities on the London Stock Exchange. These purchases and activities by exempt principal traders which are required to be made public in the United Kingdom pursuant to the Code will be reported to a Regulatory Information Service and will be available on the London Stock Exchange website at www.londonstockexchange.com. This information will also be publicly disclosed in the US to the extent that such information is made public in the United Kingdom.

Further Information

This announcement is for information purposes only and is not intended to and does not constitute, or form any part of, an offer to sell or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Combination or otherwise.

The Acquisition is subject to English law and to the applicable requirements of the Code, the Panel, the Listing Rules, the London Stock Exchange and the FCA.

The Combination is made solely by the Scheme Document, which contains the full terms and conditions of the Combination. DS Smith Shareholders are advised to read the formal documentation in relation to the Combination carefully. Each DS Smith Shareholder is urged to consult their independent professional adviser regarding the tax consequences of the Combination.

This announcement does not constitute a prospectus or a prospectus equivalent document.

This announcement has been prepared for the purpose of complying with English law and the Code and the information disclosed may not be the same as that which would have been disclosed if this announcement had been prepared in accordance with the laws of jurisdictions outside the United Kingdom.

Overseas jurisdictions

The release, publication or distribution of this announcement in jurisdictions other than the United Kingdom may be restricted by law and therefore any persons who are subject to the laws of any jurisdiction other than the United Kingdom (including Restricted Jurisdictions) should inform themselves about, and observe, any applicable legal or regulatory requirements. Any failure to comply with applicable legal or regulatory requirements of any jurisdiction may constitute a violation of securities laws in that jurisdiction. To the fullest extent permitted by law, the companies and persons involved in the Combination disclaim any responsibility or liability for the violation of such restrictions by any person.

Copies of this announcement and any formal documentation relating to the Combination are not being, and must not be, directly or indirectly, mailed or otherwise forwarded, distributed or sent in or into or from any Restricted Jurisdiction or any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction and persons receiving such documents (including custodians, nominees and trustees) must not mail or otherwise forward, distribute or send copies of this announcement or any formal documentation relating to the Combination in or into or from any Restricted Jurisdiction.

If the Combination is implemented by way of an Offer (unless otherwise permitted by applicable law and regulation), the Offer may not be made, directly or indirectly, in or into or by use of the mails or any other means or instrumentality (including, without limitation, facsimile, e-mail or other electronic transmission, telex or telephone) of interstate or foreign commerce of, or any facility of a national, state or other securities exchange of any Restricted Jurisdiction and the Offer will not be capable of acceptance by any such use, means, instrumentality or facilities or from within any Restricted Jurisdiction.

Further details in relation to DS Smith Shareholders in overseas jurisdictions are contained in the Scheme Document.

Forward-looking statements

This announcement contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act 1995, as amended, that are subject to risks and uncertainties. All statements other than statements of historical fact or relating to present facts or current conditions included in this announcement are forward-looking statements, including any statements regarding guidance and statements of a general economic or industry-specific nature. Forward-looking statements give International Paper’s and DS Smith’s current expectations and projections with respect to the financial condition, results of operations and business of International Paper, DS Smith and certain plans and objectives of International Paper, DS Smith and the Combined Company.

These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. These statements are based on assumptions and assessments made by International Paper and DS Smith in light of their experience and their perception of historical trends, current conditions, future developments and other factors they believe appropriate, and therefore are subject to risks and uncertainties which could cause actual results to differ materially from those expressed or implied by those forward-looking statements.

Forward-looking statements often use forward-looking or conditional words such as “anticipate”, “target”, “expect”, “forecast”, “estimate”, “intend”, “plan”, “goal”, “believe”, “hope”, “aim”, “will”, “continue”, “may”, “can”, “would”, “could” or “should” or other words of similar meaning or the negative thereof. Forward-looking statements include statements relating to the following: (i) the ability of International Paper and DS Smith to consummate the Combination in a timely manner or at all; (ii) the satisfaction (or waiver) of conditions to the consummation of the Combination; (iii) adverse effects on the market price of International Paper’s or DS Smith’s operating results including because of a failure to complete the Combination; (iv) the effect of the announcement or pendency of the Combination on International Paper’s or DS Smith’s business relationships, operating results and business generally; (v) future capital expenditures, expenses, revenues, economic performance, synergies, financial conditions, market growth, dividend policy, losses and future prospects; (vi) business and management strategies and the expansion and growth of the operations of the International Paper Group or the DS Smith Group; and (vii) the effects of government regulation on the business of the International Paper Group or the DS Smith Group. There are many factors which could cause actual results to differ materially from those expressed or implied in forward looking statements. Among such factors are changes in the global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax rates and future business combinations or disposals.

These forward-looking statements are not guarantees of future performance and are based on numerous assumptions regarding the present and future business strategies of such persons and the environment in which each will operate in the future. By their nature, these forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this announcement may cause the actual results, performance or achievements of any such person, or industry results and developments, to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. No assurance can be given that such expectations will prove to have been correct and persons reading this announcement are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this announcement. All subsequent oral or written forward-looking statements attributable to International Paper or DS Smith or any persons acting on their behalf are expressly qualified in their entirety by the cautionary statement above. Neither of International Paper nor DS Smith undertakes any obligation to update publicly or revise forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent legally required.

International Paper’s Annual Report on Form 10-K for the fiscal year ended 31 December 2023, and International Paper’s quarterly reports on Form 10-Q for the periods ended 31 March 2024, 30 June 2024 and 30 September 2024 as filed with the SEC contain additional information regarding forward-looking statements and other risk factors with respect to International Paper.

No profit forecasts or estimates or quantified financial benefits statements

Nothing in this Announcement is intended, or is to be construed, as a profit forecast, profit estimate or quantified financial benefits statement for any period and no statement in this Announcement should be interpreted to mean that earnings or earnings per share for International Paper or DS Smith for the current or future financial years, will necessarily match or exceed the historical published earnings or earnings per share for International Paper or DS Smith, as appropriate.

Disclosure Requirements of the Code

Under Rule 8.3(a) of the Code, any person who is interested in 1 per cent. or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the Offer Period and, if later, following the announcement in which any securities exchange offeror is first identified.

An Opening Position Disclosure must contain details of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 p.m. (London time) on the 10th Business Day (as defined in the Code) following the commencement of the offer period and, if appropriate, by no later than 3.30 p.m. (London time) on the 10th Business Day (as defined in the Code) following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.

Under Rule 8.3(b) of the Code, any person who is, or becomes, interested in 1 per cent. or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s), save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 p.m. (London time) on the Business Day (as defined in the Code) following the date of the relevant dealing.

If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.

Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).

Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Panel’s website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the Offer Period commenced and when any offeror was first identified. If you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure, you should contact the Panel’s Market Surveillance Unit on +44(0)20 7638 0129.

Publication on website

A copy of this announcement and the documents required to be published pursuant to Rule 26.1 and Rule 26.2 of the Code will be made available (subject to certain restrictions relating to persons resident in Restricted Jurisdictions), free of charge, at www.internationalpaper.com and www.dssmith.com/possible-offer by no later than 12 noon on the Business Day following the date of this announcement.

Neither the contents of the websites referred to nor the content of any other website accessible from hyperlinks on such websites is incorporated into, or forms part of, this announcement.